EXHIBIT 32(a)


                               PHARMOS CORPORATION

                           SECTION 1350 CERTIFICATIONS


In connection with the periodic report of PHARMOS CORPORATION, a Nevada corporation (the "Company"), on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, HAIM AVIV, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


Date: March 15, 2004

                                                     By: /s/ HAIM AVIV
                                                     ----------------------


In connection with the periodic report of PHARMOS CORPORATION, a Nevada corporation (the "Company"), on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, ROBERT W. COOK, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


Date: March 15, 2004

                                                     By: /s/ ROBERT W. COOK
                                                     -----------------------


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to Pharmos Corporation and will be retained by Pharmos Corporation and furnished to the Securities and Exchange Commission or its staff upon request.




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